UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 21, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                  0-22250                95-4431352
   (State or Other Jurisdiction     (Commission            (IRS Employer
         of Incorporation)          File Number)         Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
               (Address of Principal Executive Offices, Zip Code)


                                 (661) 295-5600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Reference is made to the press releases of Registrant, issued on August 22, 2003 and September 15, 2003, which are incorporated herein by this reference. A copy of the press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     99.1 Press Release, dated August 22, 2003.

     99.2 Press Release, dated September 15, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 16, 2003              3D SYSTEMS CORPORATION


                                /s/ Keith Kosco
                                ----------------------------------------------
                                By:  Keith Kosco
                                Its: General Counsel and Corporate Secretary


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                                  EXHIBIT INDEX

EXHIBITS

99.1    Press Release, dated August 22, 2003.

99.2    Press Release, dated September 15, 2003.